December 1, 2009

Securities and Exchange Commission
Public Filing Desk
100 F Street, NE
Washington, DC  20549

Re:	Touchstone Strategic Trust (the "Trust")
Schedule 14A Filing
1933 Act File No. 002-80859
1940 Act File No. 811-03651

Ladies and Gentlemen:

Enclosed for filing electronically is a preliminary copy of the Proxy Statement, the proxy card and the notice of the meeting to be furnished to shareholders of the Touchstone Mid Cap Growth Fund (the "Fund") pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, in connection with a Special Meeting of shareholders of the Fund to be held on January 22, 2010 (the "Meeting").

At the Meeting, shareholders of the Fund will be asked:

(1) To approve a new sub-advisory agreement between the Fund’s investment advisor, Touchstone Advisors, Inc. (the “Advisor”) and Westfield Capital Management Company, L.P. (“Westfield”);

(2) To approve the retention or payment of fees paid or payable by the Advisor to Westfield for its sub-advisory services to the Fund;

(3) To authorize the Board of Trustees and the Advisor to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders; and

(4) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

The Fund anticipates that the definitive proxy materials will be sent on or about December 11, 2009 to shareholders of record on November 30, 2009.

If you have any questions about this matter please contact the Trust's Legal Counsel, John M. Ford at 215.981.4009.

Very truly yours,

/s/ Jay S. Fitton
Jay S. Fitton
Secretary